SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

             Date of report (Date of earliest event reported):
                        May 20, 2004 (May 17, 2004)

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)


          0-8924                                        73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     1831 Second Street
     Berkeley, California                                          94710
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)



       (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          On May 17, 2004, Trinity Learning Corporation (the "Company") announced that it had appointed Mr. Rich Marino as its Chief Operating Officer. A copy of the press release announcing Mr. Marino's appointment is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.


     (c)  Exhibits

          99.1 Press Release issued on May 17, 2004 by the Company.



                                 SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRINITY LEARNING CORPORATION
Date: May 20, 2004                 By: /s/  Douglas Cole
                                   --------------------------------------
                                   Douglas Cole, Chief Executive Officer